EXHIBIT 10.27

                                                                       EXHIBIT B

                                WARRANT AGREEMENT


       WARRANT AGREEMENT dated as of September _, 1998, between Environmental Remediation Holding Corporation, a Colorado corporation (the "Company"), and Talisman Capital Opportunity Fund Ltd. ("Talisman")

                              W I T N E S S E T H:

       WHEREAS, Talisman wishes to acquire a certain warrant of the Company more particularly described below; and

       WHEREAS, the Company wishes to issue such warrant to Talisman pursuant to the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the promises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1.         Grant.

       The Company hereby grants Talisman, (the "Holder") the right to purchase, at any time from (i) September __, 1998 until 5:00 PM Eastern Standard Time on September __, 2008, 750,000 shares ("Shares") and (ii) from September __, 1999 until 5PM Eastern Standard Time on September 2008, 750,000 Shares (the "Exercise Term") of Common Stock, $0.0001 par value per share (the "Common Stock"), of the Company (subject to adjustment as provided in Section 11 hereof) upon payment of $.40 per Share (the "Exercise Price") in lawful funds of the United States of America (the "Warrants").

       2.         Warrant Certificates.

         The warrant certificates for the Warrants (the "Warrant Certificates") delivered pursuant to this Agreement shall be in the forms set forth as Exhibits A and B, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

       3.         Exercise of Warrants.

       In case the Holder of the Warrants granted herein shall desire to exercise the Warrants in whole or in part, the Holder shall surrender the appropriate Warrant, with the form of exercise notice on the last pages hereof (the "Form of Exercise") duly executed by the Holder, to the Company, accompanied by payment of the Exercise Price.

                  (a) The Warrants granted herein may be exercised in whole or in part but not for fractional Shares. In case of the exercise in part only, the Company will deliver to the Holder a new warrant of like tenor in the name of the Holder evidencing the right to purchase the number of Shares as to which the Warrant has not been exercised.

       4.         Covenants of the Company.

         The Company hereby covenants and agrees that prior to the expiration of the Warrants by exercise or by their respective terms:

         (a) The Company shall at all times reserve and keep available, out of its authorized and unissued share capital, solely for the purpose of providing for the exercise, forthwith upon the request of the Holder of the Warrants then outstanding and in effect, such number of shares of Common Stock, as shall, from time to time, be sufficient for the exercise of the Warrants granted by this Agreement. The Company shall, from time to time, in accordance with the laws of the State of New York, increase the authorized amount of its share capital if at any time the number of shares of Common Stock remaining unissued and unreserved for other purposes shall not be sufficient to permit the exercise of the Warrants then outstanding and in effect.

                  (b) The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by the Warrants will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

         5.       Loss, Theft, Destruction or Mutilation.

                  In case the Warrants shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new warrant
(i) in exchange for and upon surrender and cancellation of such mutilated or defaced warrant or (ii) in lieu of and in substitution for such warrant so destroyed, lost, or stolen, upon the Holder of such warrant filing with the Company such evidence satisfactory to it that such warrant has been so lost or stolen and of the ownership thereof by the Holder; provided, however, that, in either case, the Company shall be entitled, as a condition to the execution and delivery of such new warrant, to demand indemnity satisfactory to it and payment of expenses and charges incurred in connection with the delivery of such new warrant, and may demand a bond from the Holder. Any warrant so surrendered to the Company shall be canceled.

         6.       Record Owner.

                  At the time of the surrender of the Warrants, together with the Form of Exercise properly executed and payment of the Exercise Price, the person exercising the Warrants shall be deemed to be the Holder of record of the Common Stock deliverable upon such exercise, in whole or in part, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to such person.

         7.       Mailing of Notices, etc.

                  All notices and other communications from the Company to the Holder of the Warrants shall be mailed by first-class registered or certified mail, return receipt requested, postage prepaid, to the Holder at the address set forth in the records of the Company, or to such other address furnished to the Company in writing from time to time by the Holder of such Warrants in accordance with this Section 7.

     8.  Registration  Under  the  Securities  Act  of  1933,  as  amended,  and
Transfers.

     a. Neither the Warrants nor the Shares underlying each of them have been registered under the Securities Act of 1933, as amended (the "Act"). Unless and until registered under the Act, such Warrants and all replacement Warrants shall bear the following legend:

     This Warrant, and the securities issuable upon the exercise of this Warrant, have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state law and may not be sold, transferred or otherwise disposed of unless registered under the Act and any applicable state act or unless the Company receives an opinion of counsel for the holder and is satisfied that this Warrant and the underling securities may be transferred without registration under the Act.

     The Shares issuable upon exercise of such Warrants shall be Rule 144 restricted shares (the "Restricted Securities"). After issuance of the Shares, Company agrees to use its best efforts to assist Holder in registering the Shares or to register the Shares under the Act subject to the rules, regulations, and other provisions of said Act.

                  b. The Company shall file, as soon as practicable, with the United States Securities and Exchange Commission ("SEC") and use its best efforts to cause it to be declared effective within two (2) years of the Closing Date and remain effective until the earlier of the date on which all of the Warrants are sold or for the life of the Warrants (the "Effective Period"), a Form S-1 Registration Statement or other appropriate form of registration in order to register for resale and distribution under the Securities Act of 1933, as amended (the "Securities Act"), all shares of Common Stock of the Company issuable upon voluntary or mandatory exercise of the Warrants (the "Exercisable Shares"). Such registration shall initially cover 100% of the shares issuable upon exercise of the Warrants into Common Stock. The Company shall prepare and file with the SEC such amendments and supplements necessary to keep such registration statement effective throughout the Effective Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the shares covered by such registration statement whenever the holder shall desire to sell or otherwise dispose of same.

                  c. No sale, transfer, assignment or other disposition of the Warrants granted herein shall be effective unless the Payee or any subsequent permitted assignee shall provide the Company with (i) an original form of assignment (the "Form of Assignment") set forth on the last pages hereof, (ii) the original warrant and (iii) an opinion of counsel for the Payee or such subsequent permitted assignee, in a form reasonably satisfactory to the Company, stating that the warrant and the underlying securities may be transferred without registration under the Act. Upon acceptance of same for transfer, the Company shall execute and deliver a new warrant in exchange for the one surrendered or like tenor in the name of the permitted assignee and enter such permitted assignee on the books of the Company as the registered holder.

         10.      Piggyback Registration.

                  a. At any time that the Company proposes to file a Company registration statement on Form S-1, including the pending Form S-1 registration filed on January 8, 1998, under the Act (the "Registrations Statement"), or any amendment filed thereof, the Company shall cause to be included in such registration statement any securities issued or subject to issuance in this transaction; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Company Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of holder's Restricted Securities, the Company may, at its election, give written notice of such determination to Holder and, thereupon:

     (i) in the case of a determination not to register such other securities, shall be relieved of its obligation to register Holder's Restricted Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), and

     (ii) in the case of a delay in registering, shall be permitted to delay registering Holder's Restricted Securities for the same period as the delay in registering such other securities.

     b. The Company's obligation to include Restricted Securities in a Company's Registration Statement pursuant to Section 10(a) shall be subject to the following limitations:

     (i) The Company may elect, at its sole option and for any reason, not to register Holder's Restricted Shares, provided however, that this right is limited to one (1) time and relative to one (1) particular Company Registration Statement.

     (ii) The Company shall not be obligated to include any Restricted Securities in a registration statement filed on Form S-4, Form S-8 or such other similar successor forms then in effect under the Securities Act.

     (iii) If a Company Registration Statement involves an underwritten offering and the managing underwriter advises the Company in writing that in its opinion, the number of securities requested to be included in such Company Registration Statement exceeds the number which can be sold in such offering without adversely affecting the offering, the Company shall include in such Company Registration Statement the number of such securities which the Company is so advised can be sold in such offering without adversely affecting the offering, determined as follows:

     (A) first, the securities proposed by the Company to be sold for it own account, and

     (B) second, any Restricted Securities requested to be included in such registration and any other securities of the Company in accordance with the priorities, if and then existing among the holders of such securities pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders.

     (iv) The Company shall not be obligated to include Restricted Securities in more than one (1) Company Registration Statement.

     (c) To the extent Holder's Restricted Securities are intended to be included in a Company Registration Statement, Holder may include any of its Restricted Securities in such Company Registration Statement pursuant to this Agreement only if Holder furnishes to the Company in writing, within ten (10) business days after receipt of a written request therefor, such information specified in Item 507 of Regulation S-K under the Act or such other information as the Company may reasonably request for use in connection with the Company Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to the NASD. Holder as to which the Company Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make all information previously furnished to the Company by Holder not materially misleading.

         11.      Antidilution Provision.

     The applicable Exercise Price in effect from time to time shall be, subject to adjustment in accordance with the provisions of this Section 11.

                  (a) Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof, effect a stock split of the outstanding Common Stock, the applicable Exercise Price in effect immediately prior to the stock split shall be proportionately decreased. If the Company shall at any time or from time to time after the date hereof, combine the outstanding shares of Common Stock, the applicable Exercise Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 11(a) shall be effective at the close of business on the date the stock split or combination occurs.

                  (b) Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time after the date hereof, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Exercise Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the applicable Exercise Price then in effect by a fraction;

     (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

     (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                  (c) Adjustments for Other Dividends and Distributions. If the Company shall at any time or from time to time after the date hereof, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Exercise Price shall be made and provision shall be made (by adjustments of the Exercise Price or otherwise) so that the Holder of the Warrants shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had the warrant been exercised into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the date hereof, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this
Section 11(c) with respect to the rights of the holders of the Warrants.

     (d) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon exercise of Warrants at any time or from time to time after the date hereof shall be changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 11(a), (b) and (c), or a reorganization, merger, consolidation, or sale of assets provided for in Section 11(e)), then, and in each event, an appropriate revision to the applicable Exercise Price shall by made and provisions shall be made (by adjustments of the Exercise Price of otherwise) so that the Holder of Warrants shall have the right thereafter to exercise such Warrants into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such warrant might have been exercised immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                  (e) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the date hereof there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 11(a), (b), and (c), or a reclassification, exchange or substitution of shares provided for in Section 11(d)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, an appropriate revision to the applicable Exercise Price shall be made and provision shall be made (by adjustments of the Exercise Price or otherwise) so that the holder of Warrants shall have the right thereafter to exercise such Warrants into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from such reorganization, merger, consolidation, or sale, to which a holder of Common Stock deliverable upon exercise of such shares would have been entitled upon such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 11(e) with respect to the rights of the holders of Warrants after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 11(e) (including any adjustment in the applicable Exercise Price then in effect and the number of shares of stock or other securities deliverable upon exercise of such warrant) shall be applied after that event in as nearly an equivalent manner as may be practicable.

                  (f) Additional Adjustments. If at any time or from time to time after the Issuance Date, the Company shall issue or sell any share of Common Stock, other that shares issued or sold pursuant to a employee or consultant stock option plan or shares issued or sold pursuant to conversion or exercise rights granted prior to the Issuance Date, to any party for a price per share which shall be less than seventy five percent (75%) of the average closing bid price per share of Common Stock as reported on Bloomberg for the five (5) consecutive trading days immediately prior to the time of the issue or sale (the "Trigger Price"), then forthwith upon such issue or sale, the number of shares of Common Stock issuable upon exercise of the Warrants in effect immediately prior to such issue or sale shall be adjusted by multiplying the number of shares of Common Stock issuable upon exercise of the Warrants in effect immediately prior to the time of such issue or sale by a fraction:

         (A) the number of which shall be (i) the total number of shares of Common Stock issued and outstanding immediately after such issue or sale, multiplied by (ii) the Trigger Price; and

         (B) the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Trigger Price, plus (ii) the consideration received by the Company upon such issue or sale.

         12.      Laws of the State of New York.

                  The Warrants shall be governed by, interpreted under and construed in all respects in accordance with, the laws of the State of New York, irrespective of the place of domicile or residence of any party.


         13.      Entire Agreement and Modification.

                  The Company and the Holder hereby represent and warrant that this Warrant Agreement and the Warrants issued hereunder are intended to and do contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of the Warrants granted herein, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrants Agreement or the Warrants shall be in any way invalidated, empowered or affected. A modification or waiver of any of the terms, conditions or provisions of this Warrant Agreement or the Warrants shall be effective only if made in writing and executed with the same formality as these documents.

         14.      Controlling Document.

                  Notwithstanding anything contained herein, in the event of conflict between any provision contained herein and those contained in the Warrants, the provisions contained in this Agreement shall control.

         The Warrants will become wholly void and of no effect and the rights evidenced hereby will terminate unless exercised in accordance with the terms and provisions hereof at or before 5:00 p.m., Eastern Time, on the Expiration Date.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                                  ENVIRONMENTAL REMEDIATION
                                                     HOLDING CORPORATION


                    By:______________________________________
                       Name: Noreen Wilson
                       Title:   Vice President/Chief Financial Officer
Attest:  ___________________________

                                                   TALISMAN CAPITAL OPPORTUNITY
                                                   FUND LTD.


                    By:______________________________________
                                      Name:
                                      Title:
Attest:  ___________________________

                                    EXHIBIT A

This Warrant, and the securities issuable upon the exercise of this Warrant, have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state law and may not be sold, transferred or otherwise disposed of unless registered under the Act and any applicable state act or unless the Company receives an opinion of counsel for the holder and is satisfied that this Warrant and the underling securities may be transferred without registration under the Act.

THE TRANSFER OR EXCHANGE OF THE WARRANT REPRESENTED BY THIS
CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREE
MENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
              5:00 P.M., EASTERN STANDARD TIME, SEPTEMBER __, 2008

                                 750,000 Warrant

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that TALISMAN CAPITAL OPPORTUNITY FUND LTD. ("Talisman") or registered assigns, is the registered holder of a Warrant to purchase, from September __, 1998 until 5:00 P.M. Eastern Standard Time on September __, 2008 ("Expiration Date"), up to 750,000 shares ("Shares") of fully-paid and non-assessable common stock, par value $.0001 ("Common Stock"), of Environmental Remediation Holding Corporation, a Colorado corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events, of $.40 per Share (the "Exercise Price") upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of September __, 1998, between the Company and Talisman (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

         No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrant evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement and in compliance with the rules governing restricted securities, without any charge except for any tax, or other governmental charge imposed in connection therewith.

         Upon the exercise of less than all of the Warrant evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrant.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

                                               Dated:  _______________, 1998
                                               ENVIRONMENTAL REMEDIATION
                                               HOLDING CORPORATION


                                               By:___________________________
                                               Name:_________________________
                                               Title___________________________

Attest:____________________________
Name:____________________________
Title:_____________________________

                                    EXHIBIT B


This Warrant, and the securities issuable upon the exercise of this Warrant, have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state law and may not be sold, transferred or otherwise disposed of unless registered under the Act and any applicable state act or unless the Company receives an opinion of counsel for the holder and is satisfied that this Warrant and the underling securities may be transferred without registration under the Act.

          THE TRANSFER OR EXCHANGE OF THE WARRANT REPRESENTED BY THIS
         CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREE
                            MENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
              5:00 P.M., EASTERN STANDARD TIME, SEPTEMBER __, 2008

                                 750,000 Warrant

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that TALISMAN CAPITAL OPPORTUNITY FUND LTD. ("Talisman") or registered assigns, is the registered holder of a Warrant to purchase, from September __, 1999 until 5:00 P.M. Eastern Standard Time on September __, 2008 ("Expiration Date"), up to 750,000 shares ("Shares") of fully-paid and non-assessable common stock, par value $.0001 ("Common Stock"), of Environmental Remediation Holding Corporation, a Colorado corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events, of $.40 per Share (the "Exercise Price") upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of September __, 1998, between the Company and Talisman (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

         No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrant evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement and in compliance with the rules governing restricted securities, without any charge except for any tax, or other governmental charge imposed in connection therewith.

         Upon the exercise of less than all of the Warrant evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrant.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

                                                  Dated:  _______________, 1998
                                                  ENVIRONMENTAL REMEDIATION
                                                  HOLDING CORPORATION


                                                  By:___________________________
                                                  Name:_________________________
                                                  Title________________________

Attest:____________________________
Name:____________________________
Title:_____________________________

                               [FORM OF EXERCISE]


         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of ENVIRONMENTAL REMEDIATION HOLDING CORPORATION in the amount of $_______________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ________________________whose address is _____________________________, and that such Certificate be delivered to ___________________________________________, whose address is
---------------------------------------------------------------.


Dated:                              Signature:_________________________________

                                    (Signature  must conform in
                                     all  respects  to  name  of
                                     holder as  specified on the
                                     face    of   the    Warrant
                                     Certificate.)



------------------------------------

------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                             [FORM OF ASSIGNMENT]




                              (To  be executed by the registered  holder if such
                                   holder   desires  to  transfer   the  Warrant
                                   Certificate.)


         FOR VALUE RECEIVED ___________________________________________ hereby sells, assigns and transfers unto

------------------------------------------------------------------------------
                                   (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________________, Attorney, to transfer the within Warrant
Certificate on the books of the within-named Company, with full power of substitution.

Dated:                             Signature:_________________________________

                                   (Signature must conform in all respects to
                                    name of holder as specified on the face of the Warrant Certificate)


-------------------------------------

-------------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)